UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2026
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INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5500 Wayzata Blvd., Suite 1600
Golden Valley, Minnesota 55416
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On February 11, 2026, Inspire Medical Systems, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and full year ended December 31, 2025. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K (and in the press release attached as Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company intends to put forth a proposal at the Company’s annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) to amend its Seventh Amended and Restated Certificate of Incorporation in order to declassify its Board of Directors (the “Board”) and provide for the annual election of directors following a phase-in period (the “Proposed Charter Amendment”). In connection with the Proposed Charter Amendment, on February 5, 2026, the Board approved the Amended and Restated Bylaws of the Company (the “Amended Bylaws”), subject to and effective upon the approval of the Proposed Charter Amendment by the stockholders at the Company’s 2026 Annual Meeting. The Amended Bylaws would remove the provision providing that directors may be removed only for cause. Instead, removals would be governed by the Proposed Charter Amendment which would follow applicable Delaware General Corporation Law.

The Amended Bylaws, along with a copy marked to show the changes from the Company’s Amended and Restated Bylaws as in effect prior to the Amended Bylaws, are filed herewith as Exhibits 3.1 and 3.2, respectively. The above description of the changes contained in the Amended Bylaws is qualified by reference to the full text of the Amended Bylaws, which are incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

In February and March of 2026, the Company will be participating in various meetings with investors and analysts, and a copy of the Company’s presentation materials being used at these meetings is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. These presentation materials are also available on the Investor Relations page of the Company’s website at https://investors.inspiresleep.com.
The information in this Item 7.01 of this Current Report on Form 8-K (and in the presentation attached as Exhibit 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Inspire Medical Systems, Inc.

3.2	Amended and Restated Bylaws of Inspire Medical Systems, Inc., as marked to show amendments.

99.1	Press release of Inspire Medical Systems, Inc., dated February 11, 2026.

99.2	Inspire Medical Systems, Inc. Presentation, February 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	February 11, 2026	By:	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary

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